                                                                     EXHIBIT 4.1


     COMMON STOCK                                             COMMON STOCK
        NUMBER                    [NAS LOGO]                     SHARES

INCORPORATED UNDER THE LAWS                                 SEE REVERSE FOR
 OF THE STATE OF DELAWARE                                 CERTAIN DEFINITIONS

                                    NETWORK ACCESS SOLUTIONS CORPORATION

                                                 CUSIP _____________
THIS CERTIFIES THAT

IS THE OWNER OF

     FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $.001 PAR VALUE, OF

                                      NETWORK ACCESS SOLUTIONS CORPORATION

(hereinafter called the Corporation), transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

          This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

          Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

                     [NETWORK ACCESS SOLUTIONS CORPORATION
                                   DELAWARE
                                  1999 SEAL]

        /s/ JONATHON AUST                             /s/
PRESIDENT AND CHIEF EXECUTIVE OFFICER
COUNTERSIGNED AND REGISTERED:
                                                                  TRANSFER AGENT
                                                                   AND REGISTRAR

                                                            AUTHORIZED SIGNATURE

                     NETWORK ACCESS SOLUTIONS CORPORATION

          The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

          TEN COM-  as tenants in common               UNIF GIFT MIN ACT-
                   Custodian
-------------------         -----------------
          TEN ENT-  as tenants by the entireties
(Cust)                        (Minor)
           JT TEN-  as joint tenants with
                    right of survivorship and
under Uniform Gifts to Minors Act
                    not as tenants in common

---------------------------------------------

(State)

     Additional abbreviations may also be used though not in the above list.

          For Value received, ____________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE
-------------------------------------

--------------------------------------------------------------------------------


________________________________________________________________________________
  PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE

________________________________________________________________________________

__________________________________________________________________________Shares
of the capital stock represented by the within Certificate, and do hereby irrevocable constitute and appoint _______________________________ Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated, _________________________ x______________________________________________

                                 x______________________________________________
                                 NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT
                                 MUST CORRESPOND WITH THE NAME(S) AS WRITTEN
                                 UPON THE FACE OF THE CERTIFICATE, IN EVERY
                                 PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATSOEVER.

SIGNATURE GUARANTEED:___________________________________________________________
                     THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.